   As filed with the Securities and Exchange Commission on February 24, 1998
                                                    Registration No. 333-45237
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                POST-EFFECTIVE
                               AMENDMENT NO. 1 TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                 VERISIGN, INC.

             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                                          94-3221585
   (State or Other Jurisdiction                          (I.R.S. Employer
of Incorporation or Organization)                       Identification No.)


                               1390 SHOREBIRD WAY
                            MOUNTAIN VIEW, CA  94043
          (Address of Principal Executive Offices, including Zip Code)

                       1998 EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

                                  DANA L. EVAN
                            CHIEF FINANCIAL OFFICER
                                 VERISIGN, INC.
                               1390 SHOREBIRD WAY
                            MOUNTAIN VIEW, CA  94043
                                 (650) 961-7500
           (Name, Address and Telephone Number of Agent For Service)


                                   COPIES TO:

                           Laird H. Simons III, Esq.
                            Jeffrey R. Vetter, Esq.
                            Michael J. McAdam, Esq.
                               Fenwick & West LLP
                              Two Palo Alto Square
                              Palo Alto, CA  94306

                        CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                           AMOUNT           PROPOSED MAXIMUM          PROPOSED MAXIMUM         AMOUNT OF
                                            TO BE          OFFERING PRICE PER     AGGREGATE OFFERING PRICE  REGISTRATION FEE
TITLE OF SECURITIES TO BE REGISTERED     REGISTERED               SHARE
----------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value              400,000 (1)              $14.00  (2)            $5,600,000 (2)               (3)

Common Stock, $0.001 par value              100,000 (1)               31.1875 (4)            3,118,750 (4)             $920

        TOTAL                               500,000                                          8,718,750                   (3)
============================================================================================================================

(1) Shares available for issuance as of January 29, 1998 under the 1998 Employee Stock Purchase Plan.

(2) Estimated as of January 29, 1998 pursuant to Rule 457(a) solely for the purpose of calculating the registration fee.

(3) Fee of $1,652 previous paid.

(4) Estimated as of February 24, 1998 pursuant to Rule 457(c) solely for the purpose of calculating the registration fee.

                                 VERISIGN, INC.
                       REGISTRATION STATEMENT ON FORM S-8
                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.
------   ---------------------------------------

     The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

     (a) The Registrant's prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), that contains audited financial statements of the Registrant for the period from April 12, 1995 (inception) to December 31, 1995 and for the years ended December 31, 1996 and 1997.

     (b) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

     All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.
-------  -------------------------

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.
-------  --------------------------------------

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS AND LIMITATION OF LIABILITY.
------   ---------------------------------------------------------------------

     As permitted by Section 145 of the Delaware General Corporation Law, the Registrant's Certificate of Incorporation includes a provision that eliminates the personal liability of its directors to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the Delaware General Corporation Law (regarding unlawful dividends and stock purchases) or (iv) for any transaction from which the director derived an improper personal benefit. In addition, as permitted by
Section 145 of the Delaware General Corporation Law, the Amended and Restated Bylaws of the Registrant provide that: (i) the Registrant is required to indemnify its directors to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions; (ii) the Registrant may, in its discretion, indemnify its other employees and agents to the extent that it indemnifies its officers and directors, unless otherwise required by law, its Certificate of Incorporation, its Amended and Restated Bylaws, or agreement; (iii) the Registrant is required to advance expenses, as incurred, to its directors and executive officers in connection with defending a legal proceeding to the fullest extent permitted by the Delaware General Corporation Law, subject to certain very limited exceptions; and (iv) the rights conferred in the Amended and Bylaws are not exclusive.

     The Registrant has entered into Indemnification Agreements with each of its current directors and executive officers to give such directors and executive officers additional contractual assurances regarding the scope of the indemnification set forth in the Registrant's Certificate of Incorporation and to provide additional procedural protections. At present, there is no pending litigation or proceeding involving a director, officer or employee of the Registrant regarding which indemnification is sought, nor is the Registrant aware of any threatened litigation that may result in claims for indemnification.

     Reference is also made to Article VIII of the Underwriting Agreement for the registrant's initial public offering, effected pursuant to a Registration Statement on Form S-1, File No. 333-40789, which provides for the indemnification of officers, directors and controlling persons of the Registrant against certain liabilities. The indemnification provisions in the Registrant's Certificate of Incorporation, Amended and Restated Bylaws and the Indemnification Agreements entered into between the Registrant and each of its directors and executive officers may be sufficiently broad to permit indemnification of the Registrant's directors ad executive officers for liabilities arising under the Securities Act.

     The Registrant, with approval by the Registrant's Board of Directors, has applied for, and expects to obtain, directors' and officers' liability insurance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.
------   -----------------------------------

         Not applicable.

ITEM 8.  EXHIBITS.
------   --------

         4.01 Second Amended and Restated Certificate of Incorporation of the Registrant, as amended (incorporated herein by reference to Exhibits 3.01 and 3.02 of the Registrant's Registration Statement on Form S-1, File No. 333-40789, originally filed with the Commission on November 21, 1997, as subsequently amended (the "Form S-1")).*

         4.02 Third Amended and Restated Certificate of Incorporation of the Registrant to be effective upon the closing of Registrant's initial public offering (incorporated herein by reference to Exhibit 3.03 of the Form S-1).*

         4.03 Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.04 of the Form S-1).*

         4.04 Form of Amended and Restated Bylaws of the Registrant to be effective upon the closing of the Registrant's initial public offering (incorporated herein by reference to Exhibit 3.05 of the Form S-1).*

         4.05 Registrant's 1995 Stock Option Plan (incorporated herein by reference to Exhibit 10.06 of the Form S-1).*

         4.06 Registrant's 1997 Stock Option Plan (incorporated herein by reference to Exhibit 10.07 of the Form S-1).*

         4.07 Registrant's 1998 Directors Stock Option Plan (incorporated herein by reference to Exhibit 10.08 of the Form S-1).*

         4.08 Registrant's 1998 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.09 of the Form S-1).*

         4.09 Registrant's 1998 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 10.10 of the Form S-1).*

         4.10 Investors' Rights Agreement, dated November 15, 1996, among the Registrant and the parties indicated therein (incorporated herein by reference to Exhibit 4.01 of the Form S-1).*

         5.01   Opinion of Fenwick & West LLP.*

         23.01  Consent of Fenwick & West LLP (included in Exhibit 5.01).*

         23.02  Consent of KPMG Peat Marwick LLP.

-------------------------

* Previously filed.

Item 9.  UNDERTAKINGS.
------   ------------

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          Provided, however, that paragraphs (1)(i) and (1)(ii) above do not
          --------  -------
apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering
                                                          ---------
thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona
                                                                           ----
fide offering thereof.
----

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions discussed in Item 6 hereof, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 13th day of February, 1998.

                                 VERISIGN, INC.

                                 By: /s/ Stratton D. Sclavos,
                                    --------------------------------------
                                    Stratton D. Sclavos,
                                    President, Chief Executive Officer and
                                    Director

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                   Title                                 Date
----------------------------------------  ----------------------------------------  ------------------------------
PRINCIPAL EXECUTIVE OFFICER:

/s/ Stratton D. Sclavos                      President, Chief Executive Officer and         February 13, 1998
----------------------------------------     Director
Stratton D. Sclavos


PRINCIPAL FINANCIAL OFFICER
AND PRINCIPAL ACCOUNTING OFFICER:

/s/ Dana L. Evan                             Vice President of Finance and                February 13, 1998
----------------------------------------     Administration and Chief Financial
Dana L. Evan                                 Officer

ADDITIONAL DIRECTORS:

    D. James Bidzos*                         Chairman of the Board                        February 13, 1998
----------------------------------------
D. James Bidzos*


    William Cnenevich*                       Director                                     February 13, 1998
----------------------------------------
William Chenevich


    Kevin R. Compton*                        Director                                     February 13, 1998
----------------------------------------
Kevin R. Compton


     David J. Cowan*                         Director                                     February 13, 1998
----------------------------------------
David J. Cowan

     Timothy Tomlinson*                      Director and Secretary                       February 13, 1998
----------------------------------------
Timothy Tomlinson

*By:  /s/ Dana L. Evan                       Attorney-in-Fact                             February 13, 1998
----------------------------------------
Dana L. Evan

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.               Description
----------                -----------

 4.01 Second Amended and Restated Certificate of Incorporation of the Registrant, as amended (incorporated herein by reference to Exhibits 3.01 and 3.02 of the Registrant's Registration Statement on Form S-1, File No. 333-40789, originally filed with the Commission on November 21, 1997, as subsequently amended (the "Form S-1")).*

 4.02 Third Amended and Restated Certificate of Incorporation of the Registrant to be effective upon the closing of Registrant's initial public offering (incorporated herein by reference to Exhibit 3.03 of the Form S-1).*

 4.03 Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.04 of the Form S-1).*

 4.04 Form of Amended and Restated Bylaws of the Registrant to be effective upon the closing of the Registrant's initial public offering (incorporated herein by reference to Exhibit 3.05 of the Form S-1).*

 4.05 Registrant's 1995 Stock Option Plan (incorporated herein by reference to Exhibit 10.06 of the Form S-1).*

 4.06 Registrant's 1997 Stock Option Plan (incorporated herein by reference to Exhibit 10.07 of the Form S-1).*

 4.07 Registrant's 1998 Directors Stock Option Plan (incorporated herein by reference to Exhibit 10.08 of the Form S-1).*

 4.08 Registrant's 1998 Equity Incentive Plan (incorporated herein by reference to Exhibit 10.09 of the Form S-1).*

 4.09 Registrant's 1998 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 10.10 of the Form S-1).*

 4.10 Investors' Rights Agreement, dated November 15, 1996, among the Registrant and the parties indicated therein (incorporated herein by reference to Exhibit 4.01 of the Form S-1).*

 5.01         Opinion of Fenwick & West LLP.*

23.01         Consent of Fenwick & West LLP (included in Exhibit 5.01).*

23.02         Consent of KPMG Peat Marwick LLP.

---------
* Previously filed.